Exhibit 99.1
Table 1
Valeant Pharmaceuticals International
Consolidated Condensed Statement of Income
For the Three and Twelve Months Ended December 31, 2007 and 2006

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(In thousands, except per share data)	2007	2006	% Change	2007	2006	% Change
		(Restated)			(Restated)

Product sales	$223,274	$227,661	-2%	$785,770	$781,562	1%
Alliance revenue (including ribavirin royalties) (a)	16,949	20,548	-18%	86,452	81,242	6%

Total revenues	240,223	248,209	-3%	872,222	862,804	1%

Cost of goods sold	70,715	64,337	10%	233,094	238,141	-2%
Selling expenses	68,842	61,503	12%	259,324	244,757	6%
General and administrative expenses	27,704	30,577	-9%	111,721	114,583	-2%
Research and development costs	29,413	31,443	-6%	98,025	105,442	-7%
Gain on litigation settlement (b)	—	—		—	(51,550)	-100%
Restructuring charges	9,601	41,494	-77%	23,176	138,181	-83%
Amortization expense	17,290	16,765	3%	71,567	65,276	10%

	223,565	246,119	-9%	796,907	854,830	-7%

Income from operations	16,658	2,090		75,315	7,974

Interest expense, net	(5,768)	(7,439)		(25,086)	(31,116)
Other income (expense), net including translation and exchange	(1,496)	(88)		1,060	1,152

Income (loss) from continuing operations before income taxes and minority interest	9,394	(5,437)		51,289	(21,990)
Provision for income taxes	16,466	10,548		25,233	34,824
Minority interest	—	1		2	3

Income (loss) from continuing operations	(7,072)	(15,986)		26,054	(56,817)

Loss from discontinued operations, net	(13,261)	(6,848)		(32,240)	(751)

Net loss	$(20,333)	$(22,834)		$(6,186)	$(57,568)

Basic earnings per common share
Income (loss) from continuing operations	$(0.08)	$(0.17)		$0.28	$(0.61)
Discontinued operations, net	(0.14)	(0.07)		(0.35)	(0.01)

Net loss	$(0.22)	$(0.24)		$(0.07)	$(0.62)

Shares used in per share computation	90,459	94,429		93,029	93,387

Diluted earnings per common share
Income (loss) from continuing operations	$(0.08)	$(0.17)		$0.28	$(0.61)
Discontinued operations, net	(0.14)	(0.07)		(0.35)	(0.01)

Net loss	$(0.22)	$(0.24)		$(0.07)	$(0.62)

Shares used in per share computation	90,459	94,429		93,976	93,387

(a)	Alliance revenue for the three months ended December 31, 2007 relates to ribavirin royalty of $16.9 million. Alliance revenue for the twelve months ended December 31, 2007 includes ribavirin royalties of $67.3 million and a $19.2 million milestone payment received from Schering-Plough related to the out-licensing of pradefovir.

(b)	Gain on litigation settlement in the twelve months ended December 31, 2006 relates to the settlement of disclosed litigation with Milan Panic, $17.6 million and the Republic of Serbia, $34.0 million.

Table 2
Valeant Pharmaceuticals International
GAAP Reconciliation of Basic and Diluted Earnings Per Share
For the Three and Twelve Months Ended December 31, 2007 and 2006

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands, except per share data)	2007	2006	2007	2006
		(Restated)		(Restated)

Income (loss) from continuing operations	$(7,072)	$(15,986)	$26,054	$(56,817)

Non-GAAP adjustments:
Gain on litigation settlement (a)	—	—	—	(51,550)
Professional fees related to Special Committee option investigation (b)	—	2,382	630	2,382
Restructuring charges (c)	9,601	41,494	23,176	138,181
Product impairment (d)	—	392	310	1,075
Tax (e)	10,577	(1,101)	1,857	14,395

Adjusted income from continuing operations before the above charges	$13,106	$27,181	$52,027	$47,666

Adjusted basic EPS from continuing operations	$0.14	$0.29	$0.56	$0.51

Adjusted diluted EPS from continuing operations	$0.14	$0.28	$0.55	$0.50

Shares used in adjusted basic per share calculation	90,459	94,429	93,029	93,387

Shares used in adjusted diluted per share calculation	90,978	95,879	93,976	95,114

(a)	Gain on litigation settlement in the twelve months ended December 31, 2006 relates to the settlement of disclosed litigation with Milan Panic, $17.6 million and the Republic of Serbia, $34.0 million.

(b)	Non-recurring professional fees relating to the investigation by the Special Committee into stock option practices and the related restatement of financial statements.

(c)	Charges in the three months ended December 31, 2007 relate to the restructuring announced on February 28, 2008. Charges in all periods up to June 30, 2007 relate to the restructuring announced in April 2006.

(d)	Product impairment on two products sold in Spain.

(e)	Tax effect for non-GAAP adjustments, including tax benefits from U.S. net operating losses not recognized for GAAP purposes, and reversal of the tax benefit of resolving the 1997 — 2001 IRS examination.
To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as special charges and credits. Management does not consider the excluded items part of the day-to-day business or reflective of the core operational activities of the company as they result from transactions outside the ordinary course of business. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Guidance is provided only on a non-GAAP basis due to the inherent difficulty in forecasting such items.
By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Table 3
Valeant Pharmaceuticals International
Reconciliation of Consolidated Income From Operations to Non-GAAP Adjusted
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
For the Three and Twelve Months Ended December 31, 2007 and 2006
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
		(Restated)		(Restated)

Consolidated income from operations (GAAP)	$16,658	$2,090	$75,315	$7,974
Depreciation and amortization	21,798	20,996	88,278	86,667

EBITDA (non-GAAP) (a)	38,456	23,086	163,593	94,641
Other non-GAAP adjustments (b)	9,601	43,876	23,806	89,013

Adjusted EBITDA (non-GAAP) (a)	$48,057	$66,962	$187,399	$183,654

(a)	We believe that EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures as earnings-derived indicators of the cash flow generation ability of the company. We calculate EBITDA by adding depreciation and amortization back to consolidated income from operations. Adjusted EBITDA excludes the additional costs set forth in note (b) below. EBITDA and Adjusted EBITDA, as defined and presented by us, may not be comparable to similar measures reported by other companies.

(b)	See table 2 for explanation of non-GAAP adjustments.

Table 4
Valeant Pharmaceuticals International
Supplemental Sales Information
For the Three and Twelve Months Ended December 31, 2007 and 2006
(In thousands)

	Three Months Ended		%	Twelve Months Ended		%
	December 31,		Increase/	December 31,		Increase/
	2007	2006	(Decrease)	2007	2006	(Decrease)
		(Restated)			(Restated)

Neurology
Mestinon®(P)	$14,641	$14,046	4%	$53,012	$47,625	11%
Diastat® AcuDial™(P)	12,130	12,145	0%	51,264	50,678	1%
Cesamet®(P)	10,125	5,153	96%	30,173	18,985	59%
Librax®	4,747	3,909	21%	17,170	14,835	16%
Migranal®(P)	4,139	4,643	(11%)	13,534	11,592	17%
Dalmane®/Dalmadorm®(P)	3,289	3,415	(4%)	11,432	10,957	4%
Tasmar®(P)	3,195	2,047	56%	10,262	6,534	57%
Melleril(P)	2,887	2,115	37%	8,206	6,431	28%
Zelapar® (P)	2,346	157	1394%	5,747	3,981	44%
Other Neurology	19,436	16,734	16%	66,677	63,033	6%

Dermatology
Efudix/Efudex®(P)	24,712	32,287	(23%)	71,714	78,336	(8%)
Kinerase®(P)	7,890	6,427	23%	30,126	28,929	4%
Dermatix™(P)	3,659	2,779	32%	14,043	10,139	39%
Oxsoralen-Ultra®(P)	3,408	2,814	21%	12,377	10,527	18%
Other Dermatology	12,509	11,542	8%	39,059	42,023	(7%)

Infectious Disease
Virazole®(P)	3,335	4,854	(31%)	14,350	16,552	(13%)
Other Infectious Disease	4,486	6,084	(26%)	19,813	20,144	(2%)

Other Therapeutic Classes
Bedoyecta™(P)	11,342	13,190	(14%)	42,384	49,935	(15%)
Solcoseryl(P) (a)	4,961	6,034	(18%)	23,749	18,916	26%
Bisocard(P)	6,426	4,405	46%	22,559	15,927	42%
MVI (multi-vitamin infusion)(P)	3,347	4,016	(17%)	11,708	13,350	(12%)
Nyal(P)	1,966	1,525	29%	11,060	10,216	8%
Espaven(P)	2,524	3,568	(29%)	8,458	11,147	(24%)
Protamin(P)	1,973	1,663	19%	6,924	6,384	8%
Other Pharmaceutical Products (a)	53,801	62,109	(13%)	189,969	214,386	(11%)

Total product sales	$223,274	$227,661	(2%)	$785,770	$781,562	1%

Total promoted product sales(P)	$128,295	$127,283	1%	$453,082	$427,141	6%

(P)	Promoted products represent promoted products with annual sales greater than $5 million.

(a)	Product sales for the three and twelve months ended December 31, 2007 include $0 and $4.1 million respectively, for products (Reptilase, Solcoseryl in Japan and opthalmic business in Netherlands) which have been divested in 2007, compared to $5.3 million and $15.4 million for the same periods in 2006.

Table 5
Valeant Pharmaceuticals International
Consolidated Condensed Statement of Revenue and Operating Income — Regional
For the Three and Twelve Months Ended December 31, 2007 and 2006
(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Revenues	2007	2006	% Change	2007	2006	% Change
		(Restated)			(Restated)

North America	$80,166	$79,156	1%	$276,671	$264,393	5%
International	55,917	70,181	-20%	201,310	239,597	-16%
EMEA	87,191	78,324	11%	307,789	277,572	11%

Total specialty pharmaceuticals	223,274	227,661	-2%	785,770	781,562	1%

Alliance revenue (including ribavirin royalties) (a)	16,949	20,548	-18%	86,452	81,242	6%

Consolidated revenues	$240,223	$248,209	-3%	$872,222	$862,804	1%

Cost of goods sold	$70,715	$64,337	10%	$233,094	$238,141	-2%

Gross profit margin on pharmaceutical sales	68%	72%		70%	70%

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Income from Operations	2007	2006	% Change	2007	2006	% Change
		(Restated)			(Restated)

North America	$35,921	$39,046	-8%	$100,855	$90,359	12%
International	12,849	21,777	-41%	34,189	71,697	-52%
EMEA	9,450	17,916	-47%	55,700	45,822	22%

	58,220	78,739	-26%	190,744	207,878	-8%

Corporate expenses	$(19,195)	$(20,333)	-6%	$(75,525)	$(75,382)	0%

Total specialty pharmaceuticals	39,025	58,406	-33%	115,219	132,496	-13%

Restructuring charges	(9,601)	(41,494)	-77%	(23,176)	(138,181)	-83%
Gain on litigation settlement	—	—		—	51,550	-100%
Research and development costs	(12,766)	(14,822)	-14%	(16,728)	(37,891)	-56%

Total consolidated income from operations	$16,658	$2,090		$75,315	$7,974

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
Gross Profit	2007	%	2006	%	2007	%	2006	%
			(Restated)				(Restated)

North America	$67,177	84%	$66,958	85%	$232,654	84%	$220,834	84%
International	37,199	67%	47,059	67%	133,656	66%	161,970	68%
EMEA	48,183	55%	49,307	63%	186,366	61%	160,617	58%

Total specialty pharmaceuticals	$152,559	68%	$163,324	72%	$552,676	70%	$543,421	70%

(a)	Alliance revenue for the three months ended December 31, 2007 relates to ribavirin royalty of $16.9 million. Alliance revenue for the twelve months ended December 31, 2007 includes ribavirin royalties of $67.3 million and a $19.2 million milestone payment received from Schering-Plough related to the out-licensing of pradefovir.

Table 6
Valeant Pharmaceuticals International
Consolidated Balance Sheet and Other Data
(In thousands)

	December 31,	December 31,
Balance Sheet Data	2007	2006
		(Restated)

Cash and cash equivalents	$309,365	$325,376
Marketable securities	52,122	10,370

Total cash and marketable securities	$361,487	$335,746

Accounts receivable, net	$191,796	$227,151
Inventory, net	115,177	130,747
Long-term debt	782,552	778,196

	Twelve Months Ended
	December 31,
Other Data	2007	2006
		(Restated)
Cash flow provided by (used in) continuing operations

Operating activities	$121,870	$127,053
Investing activities	(34,207)	(34,101)
Financing activities	(127,598)	(6,998)
Effect of exchange rate changes on cash and cash equivalents	23,924	15,128

Net increase (decrease) in cash and cash equivalents	(16,011)	101,082
Net increase (decrease) in marketable securities	41,752	(403)

Net increase in cash and marketable securities	$25,741	$100,679

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Stock-Based Compensation	2007	2006	2007	2006
		(Restated)		(Restated)

Cost of goods sold	$92	$230	$596	$1,256
Selling expenses	437	1,055	3,097	3,390
General and administrative expenses	1,776	2,945	8,708	13,697
Research and development costs	186	389	819	2,505

Total	$2,491	$4,619	$13,220	$20,848

Table 7
Valeant Pharmaceuticals International
Supplemental Non-GAAP Information on Currency Effect
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
		(Restated)		(Restated)

Consolidated

Product sales	$223,274	$227,661	$785,770	$781,562
Currency effect	(13,459)		(34,033)
Product sales, excluding currency impact	$209,815		$751,737

Operating income	$16,658	$2,090	$75,315	$7,974
Currency effect	(2,284)		(4,696)
Operating income, excluding currency impact	$14,374		$70,619

Geographic Product Sales

North America pharmaceuticals	$80,166	$79,156	$276,671	$264,393
Currency effect	(2,059)		(3,068)
North America pharmaceuticals, excluding currency impact	$78,107		$273,603

International pharmaceuticals	$55,917	$70,181	$201,310	$239,597
Currency effect	(2,118)		(5,222)
International pharmaceuticals, excluding currency impact	$53,799		$196,088

EMEA pharmaceuticals	$87,191	$78,324	$307,789	$277,572
Currency effect	(9,282)		(25,743)
EMEA pharmaceuticals, excluding currency impact	$77,909		$282,046
Note: Currency effect is determined by comparing adjusted 2007 reported amounts, calculated using 2006 monthly average exchange rates, to the actual 2006 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.

Table 8
Valeant Pharmaceuticals International
Discontinued Operations with Infergen
Summarized Financial Information
For the Three and Twelve Months Ended December 31, 2007 and 2006
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Infergen:
Product sales	$5,126	$8,568	$32,085	$42,716
Costs and expenses:
Cost of goods sold (a)	10,374	7,978	24,897	18,838
Selling expenses	5,983	5,203	25,602	20,077
General and administrative expenses	326	74	1,693	1,315
Research and development costs	1,197	905	6,476	4,176
Amortization expense	—	1,650	4,950	6,600

Total costs and expenses	17,880	15,810	63,618	51,006

Loss from discontinued operations, Infergen	(12,754)	(7,242)	(31,533)	(8,290)

Other discontinued operations:
Other income (loss)	—	(649)	—	5,089

Consolidated discontinued operations:
Loss from discontinued operations	(12,754)	(7,891)	(31,533)	(3,201)

Benefit for income taxes	229	(36)	(2)	(45)

Discontinued operations, net	(12,983)	(7,855)	(31,531)	(3,156)

Disposal of discontinued operation, net	(278)	1,007	(709)	2,405

Loss from discontinued operations, net	$(13,261)	$(6,848)	$(32,240)	$(751)

(a)	The twelve months ended December 31, 2007 include a technology transfer payment of $5.3 million.

Supplementary Table
Valeant Pharmaceuticals International
Comparison of Results with Results Disclosed on February 28, 2008
For the Three and Twelve Months Ended 2006 and 2007

		Three Months Ended				Twelve Months Ended
	December 31,				December 31,
(In thousands, except per share data)	2007		2006		2007		2006
			(Restated)				(Restated)
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP

Adjusted Income (loss) from continuing operations as previously disclosed on February 28, 2008	$(6,886)	$13,625	$(14,935)	$27,466	$25,092	$51,331	$(55,814)	$47,976

Adjustments to income (loss) from continuing operations:
Returns reserve and credit memos in Latin America (1)	1,392	1,392	(780)	(780)	272	272	(1,554)	(1,554)
Reversal of revenue in Italy (2)	1,840	1,840	50	50	290	290	(290)	(290)
Cost of goods bookkeeping in the UK and France (3)	(4,912)	(4,912)	—	—	(202)	(202)	—	—
European pension accounting (4)	(3)	(3)	323	323	(282)	(282)	1,401	1,401
Others (5)	930	930	—	—	930	930	—	—
Tax effect on above (6)	(334)	(667)	120	886	(947)	(1,213)	204	897
Other deferred tax items (7)	901	901	(764)	(764)	901	901	(764)	(764)

Adjusted income (loss) from continuing operations	$(7,072)	$13,106	$(15,986)	$27,181	$26,054	$52,027	$(56,817)	$47,666

Adjusted diluted EPS from continuing operations as previously disclosed on February 28, 2008	$(0.08)	$0.15	$(0.16)	$0.29	$0.27	$0.55	$(0.60)	$0.50

Adjusted diluted EPS from continuing operations	$(0.08)	$0.14	$(0.17)	$0.28	$0.28	$0.55	$(0.61)	$0.50

Shares used in adjusted diluted per share calculation	90,459	90,978	94,429	95,879	93,976	93,976	93,387	95,114

(1)	Increase in reserves for anticipated product returns based on historical trends and for certain credit memos in Latin America.

(2)	Decrease in revenues associated with sales to certain customers in Italy where preexisting rights of return became known in the fourth quarter of 2007.

(3)	Decrease in costs of goods sold related to bookkeeping errors in recording inventory costing and manufacturing variances in the UK and France.

(4)	Changes in pension expense in the UK, Netherlands, Switzerland and Germany resulting from incorrect application of Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions and Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.

(5)	Amendment of certain accounting reserves to reflect new information available after the balance sheet date.

(6)	Changes in income tax expense resulting from the income tax effects of the pre-tax adjustments described in (1)-(5) above.

(7)	Increase in income tax expense due to correction of deferred income taxes in certain foreign locations.
See table 2 for reconciliation of non-GAAP income from continuing operations to GAAP income (loss) from continuing operations.